CLEARWATER INVESTMENT TRUST
CLEARWATER CORE EQUITY FUND
CLEARWATER SELECT EQUITY FUND
CLEARWATER TAX‑EXEMPT BOND FUND
CLEARWATER INTERNATIONAL FUND
SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”) AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED APRIL 28, 2023, AS SUPPLEMENTED
The date of this Supplement is March 12, 2024.
Effective March 8, 2024, the Board of Trustees has approved the termination of Jackson Square Partners, LLC (“Jackson Square”) as a subadviser to the Clearwater Select Equity Fund (“Select Equity Fund”). In connection with the termination, Clearwater Management Co., Inc. (“CMC”), the investment manager of the Fund, will reallocate the Fund assets managed by Jackson Square to Parametric Portfolio Associates LLC (“Parametric”), a current Fund subadviser that utilizes a passive management strategy. As part of this reallocation, the allocation to Parametric is expected to increase from approximately 15% of the Fund’s assets under normal market conditions to approximately 35% of the Fund’s assets under normal market conditions. Parametric will manage these additional assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the Russell 2000 Growth Index. The percentage of the Fund’s assets allocated to Parametric will change over time and could be higher or lower in the future.
Effective April 1, 2024, CMC will revise its voluntary management fee waivers for the Funds. Specifically, effective April 1, 2024, CMC has voluntarily agreed to waive a portion of the management fee for the Clearwater Core Equity Fund, Select Equity Fund, Clearwater Tax‑Exempt Bond Fund and Clearwater International Fund to achieve an effective management fee rate equal to 0.24%, 0.82%, 0.31% and 0.73%, respectively, of each Fund’s average daily net assets. It is CMC’s current intent to continue these fee reductions indefinitely. Nonetheless, the investment manager may terminate any voluntary fee reduction at any time.
Corresponding changes are made to the Prospectus and SAI.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE